SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date earliest event reported):  July 14, 2011

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

 STATE ROUTE 2 SOUTH, P.O. BOX 356, CHESTER, WEST VIRGINIA

(Address of principal executive offices)

26034

(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (304) 387-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On July 14, 2011, MTR Gaming Group, Inc. (the “Company”) issued a press release announcing that it has determined that it will not proceed with its previously announced offering of $500,000,000 aggregate principal amount of Senior Secured Second Lien Notes due 2019 because of current market conditions. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated in reference to this Item 8.01.

Item 9.01.         Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

99.1	Press Release dated July 14, 2011, regarding termination of senior secured second lien notes offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.

	By:	/S/ JOHN W. BITTNER, JR.
John W. Bittner, Jr.
Executive Vice President and Chief Financial Officer
Date: July 14, 2011